Exhibit 10.3

Amendment No. 7 to Receivables Financing Agreement and Waiver

This AMENDMENT NO. 7 TO RECEIVABLES FINANCING AGREEMENT AND WAIVER, dated as of September 18, 2007 (this “Amendment Agreement”), is made by and among Rite Aid Funding II (the “Borrower”), CAFCO, LLC (“CAFCO”), CRC FUNDING, LLC (“CRC”), Falcon Asset Securitization Company LLC (“Falcon”), Variable Funding Capital Company LLC (“Variable”; together with CAFCO, CRC and Falcon, the “Investors”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and Wachovia Bank, National Association (“Wachovia”; together with Citibank and JPMorgan, the “Banks”), Citicorp North America, Inc., as program agent (the “Program Agent”), Citicorp North America, Inc. (“CNAI”), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the “Investor Agents”), Rite Aid Hdqtrs. Funding, Inc. (the “Collection Agent”) and each of the parties named in Schedule III to the Agreement (as defined below) as originators (the “Originators”).

Preliminary Statements.  (1) The Borrower, the Investors (other than CRC), the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and The Bank of New York, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, December 30, 2005, September 19, 2006, November 9, 2006, February 20, 2007 and August 31, 2007 (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

(2)           CAFCO has agreed with CRC to allocate between them Principal of Advances made by CAFCO and that CRC should become a party to the Agreement, as an Investor in the same Group as CAFCO.

(3)           The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators wish to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.           Amendments to Agreement.  As of the Effective Date (as defined below in Section 2), the Agreement is amended as follows:

1.1           Section 1.01 of the Agreement is amended as follows:

(a)           The definition of “Bank Commitment” is amended by (i) deleting the amount “$175,000,000” in clause (a) thereof for Citibank and replacing it with the amount “$325,000,000” and (ii) deleting the amount “$100,000,000” in clause (c) thereof for Wachovia and replacing it with the amount “$200,000,000.”

(b)           The definition of “CAFCO” is amended in its entirety to read as follows:

“‘CAFCO’ means CAFCO, LLC, CRC and any successor or assign of CAFCO or CRC that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, it being understood that all references in this Agreement to CAFCO shall be deemed to be references to CRC as well and that CAFCO and CRC may, without notice and at any time, assign or reallocate Principal of Advances between them.”

(c)           The definition of “Cash Secured Advance Commencement Date” is amended in its entirety to read as follows:

“‘Cash Secured Advance Commencement Date’ means, with respect to any Group, the same day as the Term-Out Bank Purchase Date for such Group, provided that the Cash Secured Advance Commencement Date shall occur if but only if, (a) the Facility Termination Date shall not have occurred on or prior to such date pursuant to clause (b) or (c) of the definition thereof and (b) the Termination Date for all Rate Tranches held by members of such Group shall not have occurred on or prior to such date as a result of a notice from the Borrower pursuant to clause (i)(a) of the definition thereof.”

(d)           The definition of “Commitment Termination Date” is amended by (i) deleting the date “September 18, 2007” in line one thereof and replacing it with the date “September 16, 2008” and (ii) deleting the date “September 18, 2007” in the last line thereof and replacing it with the date “September 14, 2010.”

(e)           A new definition of “CRC” is added which reads in its entirety as follows:

“‘CRC’ means CRC Funding, LLC and any successor or assign of CRC that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.”

(f)            Clause (i) of the definition of “Eligible Receivable” is amended by adding the following clause after the term “CMS” at the end thereof:

“but, the foregoing notwithstanding, not if the Obligor is an Ohio Governmental Entity;”

(g)           The definition of “Facility Amount” is amended by deleting the amount “$400,000,000” in line one thereof and replacing it with the amount “$650,000,000”.

(h)           The definition of “Facility Termination Date” is amended by deleting the date “September 18, 2007” in line one thereof and replacing it with the date “September 16, 2008”.

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(i)            The definition of “Investor Facility Amount” is amended by (i) deleting the amount “$175,000,000” in clause (a) thereof with respect to the Group consisting of CAFCO and its Related Banks and replacing it with the amount “$325,000,000”, and (ii) deleting the amount “$100,000,000” in clause (c) thereof with respect to the Group consisting of Variable and its Related Banks and replacing it with the amount “$200,000,000”.

(j)            Clause (i)(A) of the definition of “Net Receivables Pool Balance” is amended by deleting therefrom the phrase “or as a fixed dollar amount”.

(k)           The definition of “Percentage” is amended by adding the phrase “of Amendment No. 7, dated as of September 18, 2007” after the term “signature page” in each of clauses (a), (b) and (c) thereof.

1.2           Section 11.06(b) of the Agreement is amended by deleting the word “and” at the end of clause (iv) thereof, inserting the term “, and” before the semi-colon at the end of clause (v) thereof and inserting a new clause (vi) thereto which reads in its entirety as follows:

“(vi) and to the respective officers, directors, employees, accountants and advisors of each of the parties referred to in clauses (i) through (v) above;”

1.3           Schedule IV (Months) to the Agreement is amended by the addition of the months for the Parent’s fiscal years 2010, 2011 and 2012 attached to this Amendment Agreement as Exhibit I.

1.4           Schedule VIII (Special Concentration Limits) is amended in its entirety to read as Exhibit II to this Amendment Agreement.

1.5           Annex H (Applicable Margin) to the Agreement is amended in its entirety to read as Exhibit III to this Amendment Agreement.

SECTION 2.           Conditions to Effectiveness.  This Amendment Agreement shall become effective when the following conditions having been satisfied in full and the following documents have been delivered in form and substance satisfactory to the Program Agent (the “Effective Date”):

(a)           executed counterparts of this Amendment Agreement;

(b)           executed counterparts of an amendment to each of the Originator Purchase Agreement, the Secondary Purchase Agreement, the Tertiary Purchase Agreement, the Inter-Creditor Agreement, the Deposit Account Agreement, the Governmental Entity Receivables Agreement, the Parent Undertaking (Collection Agent), and the Fee Agreement (the “Additional Amendments”);

(c)           executed copies of additional Notes for each of the CAFCO Group and the Variable Group;

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(d)           certified copies of the resolutions of the Boards of Directors of each of the Parent, Cayman SPE I, HQ, the Borrower and the Originators authorizing it to enter into this Amendment Agreement, the Additional Amendments to which it is a party and the other documents to be delivered by it hereunder;

(e)           a certificate of the Secretary or Assistant Secretary of each of the Parent, Cayman SPE I, HQ, the Borrower and the Originators certifying the names and true signatures of its officers authorized to sign this Amendment Agreement, the Additional Amendments to which it is a party and the other documents to be delivered by it hereunder;

(f)            to the extent changed since September 21, 2004, certified copies of the certificate of incorporation and by-laws of each of the Originators  and a certificate as to the good standing of each of the Parent, Cayman SPE I, HQ, the Borrower and the Originators, dated as of a recent date;

(g)           favorable opinions of counsel for each of the Parent, Cayman SPE I, HQ, the Borrower and the Originators as to good standing, authorization, enforceability, UCC matters, true sale (the transfers from the Additional Originators (as defined in Amendment No. 6 to the Agreement)) pursuant to the Originator Purchase Agreement, the Secondary Purchase Agreement and the Tertiary Purchase Agreement, satisfactory to the Agent, and such other matters as the Agent may reasonably request, the parties hereto agreeing that the receipt of “corporate” opinions from Cayman Islands counsel for the Borrower and Cayman SPE I is not required until 30 days after the date hereof and the agreement to deliver them shall be deemed to be a covenant for the purposes of Section 7.01(d) of the Agreement; and

(h)           after giving effect to this Amendment Agreement, no event shall have occurred and be continuing which constitutes an unwaived Event of Termination or Incipient Event of Termination.

SECTION 3.           Reallocation of Proportional Shares under Agreement In Advances.  Notwithstanding the provisions of Article II of the Agreement, the proportionate or pro rata shares of the Investors shall be reallocated effective as of the Effective Date in the Percentages set forth on the signature pages of this Amendment Agreement (“Pro Rata Share”).  In furtherance thereof, on the Effective Date, Falcon agrees to transfer to each of CAFCO and Variable, Principal of Advances in an amount sufficient such that, after giving effect to such transfer, the Principal of Advances owned by each of Falcon, CAFCO and Variable will be equal to their respective Pro Rata Shares of the Facility Principal, and each of CAFCO and Variable agree to make a cash payment to Falcon in consideration of such transfer, in an amount equal to the Principal of the Advances transferred to each of them.  Each of the Investors expressly consents to such reallocation and waives compliance with the notice requirement set forth in the first sentence of Section 2.02(a) of the Agreement.  The parties further agree that any non-compliance with the provisions of the Agreement by virtue of the reallocation set forth above shall be deemed not to constitute a breach or default by the Borrower under the Agreement, and that such reallocation shall be deemed to be permissible and effective in all respects and for all purposes under the Agreement.

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SECTION 4.           Waiver.  By virtue of their execution and delivery of this Amendment Agreement, each of the Investors, the Banks, the Investor Agents, the Program Agent and each relevant party under the Purchase Agreements hereby waives any breach of the relevant Agreement arising out of or relating to the inclusion of Receivables or Participated Receivables (or the equivalent terms under the Purchase Agreements) originated by the Additional Originators (as defined in Amendment No. 6 to the Agreement dated as of August 31, 2007) in any Borrower Report, Daily Report, Determination Date Certificate or equivalent report under the Purchase Agreements delivered by the Collection Agent and/or the Borrower on and after June 4, 2007 and prior to the date of this Amendment Agreement.  The foregoing waiver shall not be deemed to constitute a waiver of any other event or condition that may constitute an Event of Termination or Incipient Event of Termination which may now or hereafter exist under the Agreement.

SECTION 5.           Representations and Warranties.  Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

SECTION 6.           Confirmation of Agreement.  Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7.           Confirmation of Parent Undertakings.  The Parent, by its signature below, hereby confirms and agrees that notwithstanding the effectiveness of this Amendment Agreement and the Additional Amendments, the Parent Undertakings heretofore executed and delivered by it are, and shall continue to be, in full force and effect and shall apply to the Agreement and the Purchase Agreements, as heretofore amended, and as amended as contemplated by this Amendment Agreement and the Additional Amendments, and the Parent Undertakings are hereby ratified and confirmed.

SECTION 8.           Consents to Amendment.  In accordance with the terms of Section 5.01(m) of each of the Agreement, the Secondary Purchase Agreement and the Tertiary Purchase Agreement, each of the Program Agent, the Investor Agents, Cayman SPE I and the Borrower consents to the amendments to each of the Originator Purchase Agreement, the Secondary Purchase Agreement and the Tertiary Purchase Agreement contemplated by Section 2(b) of this Amendment Agreement.

SECTION 9.           Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

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SECTION 10.         GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 11.         Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RITE AID FUNDING II

By:
Name: Glenn Gershenson
Title: Treasurer

CAFCO, LLC

By:	Citicorp North America,
Inc., as Attorney-in-Fact

By:
Name:
Title:

CRC FUNDING, LLC

By:	Citicorp North America,
Inc., as Attorney-in-Fact

By:
Name:
Title:

FALCON ASSET SECURITIZATION
COMPANY LLC

By:	JPMorgan Chase Bank, N.A., its
attorney-in-fact

By:
Name: Cathleen D. Dettling
Title: Vice President

VARIABLE FUNDING CAPITAL
COMPANY LLC

By:	Wachovia Capital Markets, LLC,
Inc., as Attorney-in-Fact

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
as Program Agent and as an Investor Agent

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:
Percentage: 50%

JPMORGAN CHASE BANK, N.A.
as a Bank and as an Investor Agent

By:
Name: Cathleen D. Dettling
Title: Vice President
Percentage: 19.23%

WACHOVIA BANK, NATIONAL
ASSOCIATION
as a Bank and as an Investor Agent

By:
Name:
Title:
Percentage: 30.77%

RITE AID HDQTRS. FUNDING INC.

By:
Name: Glenn Gershenson
Title: Treasurer

Agreed to for purposes of Sections 4 and 8 only:

RITE AID FUNDING I

By:
Name: Glenn Gershenson
Title: Treasurer

RITE AID CORPORATION
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
THE LANE DRUG COMPANY
RITE AID DRUG PALACE, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
PERRY DRUG STORES, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
K & B ALABAMA CORPORATION
K & B LOUISIANA CORPORATION
K & B MISSISSIPPI CORPORATION
K & B TENNESSEE CORPORATION
ECKERD CORPORATION
GENOVESE DRUG STORES, INC.
EDC DRUG STORES, INC.
MAXI DRUG, INC.
MAXI DRUG SOUTH, L.P.
MAXI DRUG NORTH, INC.
MAXI GREEN, INC.
THRIFT DRUG, INC.

By:
Name: Glenn Gershenson
Title: Treasurer

EXHIBIT I

SCHEDULE IV

SCHEDULE OF MONTHS FOR

	Fiscal Year 2010
Period	Start	End	# of Wks
1	3/1/2009	3/28/2009	4
2	3/29/2009	4/25/2009	4
3	4/26/2009	5/30/2009	5
4	5/31/2009	6/27/2009	4
5	6/28/2009	7/25/2009	4
6	7/26/2009	8/29/2009	5
7	8/30/2009	9/26/2009	4
8	9/27/2009	10/24/2009	4
9	10/25/2009	11/28/2009	5
10	11/29/2009	12/26/2009	4
11	12/27/2009	1/23/2010	4
12	1/24/2010	2/27/2010	5

	Fiscal Year 2011
Period	Start	End	# of Wks
1	2/28/2010	3/27/2010	4
2	3/28/2010	4/24/2010	4
3	4/25/2010	5/29/2010	5
4	5/30/2010	6/26/2010	4
5	6/27/2010	7/24/2010	4
6	7/25/2010	8/28/2010	5
7	8/29/2010	9/25/2010	4
8	9/26/2010	10/23/2010	4
9	10/24/2010	11/27/2010	5
10	11/28/2010	12/25/2010	4
11	12/26/2010	1/22/2011	4
12	1/23/2011	2/26/2011	5

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	Fiscal Year 2012 (53 weeks and leap year)
Period	Start	End	# of Wks
1	2/27/2011	3/26/2011	4
2	3/27/2011	4/23/2011	4
3	4/24/2011	5/28/2011	5
4	5/29/2011	6/25/2011	4
5	6/26/2011	7/23/2011	4
6	7/24/2011	8/27/2011	5
7	8/28/2011	9/24/2011	4
8	9/25/2011	10/22/2011	4
9	10/23/2011	11/26/2011	5
10	11/27/2011	12/31/2011	5
11	1/1/2012	1/28/2012	4
12	1/29/2012	3/3/2012	5

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EXHIBIT II

SCHEDULE VIII

SPECIAL CONCENTRATION LIMITS

Name of Obligor	Maximum Percentage
Medco (PAID)	100 % of Loss Percentage
Express Scripts	100% of Loss Percentage
CVS/Caremark Corporation	100% of Loss Percentage
New York State	50% of Loss Percentage
Wellpoint	50% of Loss Percentage
Humana	50% of Loss Percentage

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EXHIBIT III

ANNEX H

APPLICABLE MARGIN

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7
Senior Unsecured Rating for the Parent	BBB- / Baa3 or above	BB+ / Ba1	BB / Ba2	BB- / Ba3	B+ / B1 to B- / B3	Caa1 / CCC+	Below Caa1 / CCC+
Applicable Margin (p.a.)	1.25%	1.50%	1.50%	1.75%	1.75%	1.75%	1.75%

For the purposes of establishing the Applicable Margin hereunder, in the event that (a) the Parent’s Senior Unsecured Debt Rating by S&P and Moody’s fall within different Levels, the Level corresponding to the lower of the two Senior Unsecured Debt Ratings shall apply, and (b) a Debt Rating is not available from either or both of S&P and Moody’s, then Level 7 shall apply.

Notwithstanding the above, if the Applicable Margin or equivalent amount payable to the Lenders under the Credit Agreement is increased at any time, then the Applicable Margin payable hereunder shall be increased by a similar amount.

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